UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

Item 1. Schedule of Investments

John Hancock
MUTUAL FUNDS

John Hancock

Tax-Advantaged Global Shareholder Yield Fund

Semiannual Report
4.30.10

Ticker | **HTY**

Portfolio summary

Top 10 Holdings[1]

Scottish & Southern Energy PLC	4.8%	Lorillard, Inc.	3.4%

CenturyTel, Inc.	4.5%	AT&T, Inc.	3.1%

Progress Energy, Inc.	4.1%	Reynolds American, Inc.	2.9%

Total SA	3.9%	NiSource, Inc.	2.8%

Verizon Communications, Inc.	3.8%	Diageo PLC	2.8%

Sector Composition[2,3]

Telecommunication Services	26%	Health Care	4%

Utilities	25%	Materials	3%

Consumer Staples	15%	Information Technology	2%

Energy	9%	Consumer Discretionary	2%

Financials	7%	Short-Term Investments & Other	2%

Industrials	5%

1 As a percentage of net assets on Aprl 30, 2010. Excludes cash and cash equivalents.

2 As a percentage of net assets on April 30, 2010.

3 International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

Fund’s investments

As of 4-30-10 (unaudited)

	Shares	Value
Common Stocks 95.35%		$109,498,507

(Cost $117,512,780)

Australia 1.84%		2,108,299

Toll Holdings, Ltd.	180,000	1,176,321

Westpac Banking Corp.	37,500	931,978

Belgium 2.08%		2,390,456

Anheuser-Busch InBev NV (Rights) (I)	102,400	683

Mobistar SA	23,500	1,438,424

Solvay SA	10,000	951,349

Brazil 0.72%		825,543

Redecard SA	50,000	825,543

Canada 2.78%		3,191,170

BCE, Inc.	75,000	2,253,396

Shaw Communications, Inc., Class B	49,900	937,774

France 8.47%		9,732,827

France Telecom SA	130,000	2,849,639

SCOR SE	56,800	1,338,304

Total SA	82,900	4,492,099

Vivendi SA	40,000	1,052,785

Germany 1.39%		1,596,955

Muenchener Rueckversicherungs — Gesellschaft AG (MunichRe)	11,300	1,596,955

Hong Kong 1.07%		1,225,685

CLP Holdings, Ltd.	175,000	1,225,685

Italy 1.94%		2,232,600

Enel SpA	198,500	1,035,243

Terna Rete Elettrica Nazionale SpA	295,300	1,197,357

Netherlands 1.32%		1,521,688

Royal Dutch Shell PLC, ADR	24,250	1,521,688

Norway 2.43%		2,789,665

Orkla ASA	67,150	566,025

StatoilHydro ASA, SADR	92,000	2,223,640

Philippines 1.06%		1,214,784

Philippine Long Distance Telephone Company, SADR	21,600	1,214,784

Spain 3.02%		3,471,200

Banco Santander SA (I)	36,500	458,568

Gas Natural SDG SA	71,000	1,216,088

Telefonica SA	80,000	1,796,544

See notes to financial statements	Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	7

	Shares	Value
Switzerland 3.51%		$4,033,646

Nestle SA	37,500	1,830,168

Swisscom AG	6,500	2,203,478

United Kingdom 18.52%		21,262,972

AstraZeneca PLC, SADR (C)	44,000	1,946,120

BAE Systems PLC	202,800	1,066,002

British American Tobacco PLC	54,600	1,714,881

Diageo PLC, SADR	47,500	3,236,650

FirstGroup PLC	237,100	1,383,282

National Grid PLC	242,200	2,338,648

Scottish & Southern Energy PLC	332,300	5,482,007

United Utilities Group PLC	159,209	1,306,178

Vodafone Group PLC	1,254,700	2,789,204

United States 45.20%		51,901,017

Altria Group, Inc.	22,100	468,299

American Electric Power Company, Inc. (C)	30,000	1,029,000

Arthur J. Gallagher & Company (C)	47,300	1,242,571

AT&T, Inc.	134,400	3,502,464

Bristol-Myers Squibb Company (C)	90,000	2,276,100

CenturyTel, Inc. (C)	150,200	5,123,322

Diamond Offshore Drilling, Inc.	13,400	1,059,940

Duke Energy Corp. (C)	162,300	2,723,394

E.I. Du Pont de Nemours & Company (C)	37,150	1,480,056

Lorillard, Inc.	50,100	3,926,337

Microchip Technology, Inc. (C)	45,600	1,331,976

NiSource, Inc. (C)	200,000	3,260,000

NSTAR (C)	16,900	618,540

NYSE Euronext	62,900	2,052,427

Philip Morris International, Inc. (C)	50,000	2,454,000

Pitney Bowes, Inc.	48,800	1,239,520

Progress Energy, Inc.	117,900	4,706,568

Reynolds American, Inc. (C)	62,502	3,338,857

Southern Company	11,000	380,160

Spectra Energy Corp.	55,300	1,290,702

TECO Energy, Inc. (C)	110,000	1,862,300

Verizon Communications, Inc. (C)	150,200	4,339,278

WGL Holdings, Inc.	16,900	604,006

Windstream Corp. (C)	144,000	1,591,200

	Shares	Value
Preferred Stocks 0.59%		$680,863

(Cost $609,195)

United States 0.59%		680,863

MetLife, Inc., 6.500%	28,100	680,863

8	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report	See notes to financial statements

	Par value	Value
Short-Term Investments 2.20%		$2,523,488

(Cost $2,523,488)

Repurchase Agreement 0.12%

Repurchase Agreement with State Street Corp. dated 4-30-10 at
0.01% to be repurchased at $135,000 on 5-3-10, collateralized by
$140,000 U.S. Treasury Bills, zero-coupon due 10-28-10 (valued at
$139,860 including interest).	$135,000	135,000

	Shares
Short-Term Investments 2.08%

State Street Institutional Investment Treasury Money Market Fund, 0.011%*	2,388,488	2,388,488

Total investments (Cost $120,645,463)† 98.14%		$112,702,858

Other assets and liabilities, net 1.86%		$2,130,835

Total net assets 100.00%		$114,833,693

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

SADR Sponsored American Depositary Receipts

(C) All or a portion of this security is segregated as collateral for options overlay (see Note 3). Total collateral value at April 30, 2010 was $29,454,835.

(I) Non-income producing security.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At April 30, 2010, the aggregate cost of investment securities for federal income tax purposes was $125,611,870. Net unrealized depreciation aggregated $12,909,012, of which $3,055,241 related to appreciated investment securities and $15,964,253 related to depreciated investment securities.

See notes to financial statements	Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	9

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-10 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $120,645,463)	$112,702,858
Cash	392
Foreign currency, at value (Cost $25,263)	25,278
Receivable for investments sold	1,567,666
Dividends and interest receivable	834,774
Other assets	18,424

Total assets	115,149,392

Liabilities

Written options, at value (Premiums received $294,823) (Note 3)	275,040
Payable to affiliates
Accounting and legal services fees	1,162
Trustees’ fees	5,425
Other liabilities and accrued expenses	34,072

Total liabilities	315,699

Net assets

Capital paid-in	$166,363,191
Distributions in excess of net investment income	(4,034,400)
Accumulated net realized gain (loss) on investments, written options and
foreign currency transactions	(39,569,415)
Net unrealized appreciation (depreciation) on investments, written options
and translation of assets and liabilities in foreign currencies	(7,925,683)

Net assets	$114,833,693

Net asset value pershare

Based on 9,371,831 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$12.25

10	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the six-month period ended 4-30-10 (unaudited)

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$3,587,090
Interest	384
Less foreign taxes withheld	(149,571)
Total investment income	3,437,903

Expenses

Investment management fees (Note 5)	589,340
Accounting and legal services fees (Note 5)	9,956
Transfer agent fees	6,551
Trustees’ fees (Note 5)	21,281
Printing and postagef ees	32,819
Professional fees	50,324
Custodian fees	18,450
Stock exchange listing fees	11,875
Other	8,682

Total expenses	749,278

Net investment income	2,688,625

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	4,386,683
Written options (Note 3)	(963,184)
Foreign currency transactions	(109,282)
3,314,217
Change in net unrealized appreciation (depreciation) of
Investments	(987,753)
Written options (Note 3)	(907,202)
Translation of assets and liabilities in foreign currencies	48,446
(1,846,509)
Net realized and unrealized gain	1,467,708

Increase in net assets from operations	$4,156,333

See notes to financial statements	Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	11

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	For the
	six-month
	period ended	Year
	4-30-10	ended
	(unaudited)	10-31-09

Increase (decrease) in net assets

From operations
Net investment income	$2,688,625	$6,768,586
Net realized gain (loss)	3,314,217	(35,325,546)
Change in net unrealized appreciation (depreciation)	(1,846,509)	39,171,889

Increase in net assets resulting from operations	4,156,333	10,614,929

Distributions to shareholders
From net investment income	(6,726,588)[1]	(6,513,511)
From tax return of capital	—	(7,785,725)

Total distributions	(6,726,588)	(14,299,236)

From Fund share transactions (Note 6)	500,278	(216,900)

Total decrease	(2,069,977)	(3,901,207)

Net assets

Beginning of period	116,903,670	120,804,877

End of period	$114,833,693	$116,903,670

Undistributed/(Distributions in excess of) net
investment income	($4,034,400)	$3,563

1 A portion of the distributions may be deemed a tax return of capital at year-end.

12	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report	See notes to financial statements

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	4-30-10[2]	10-31-09	10-31-08	10-31-07[1]

Per share operating performance

Net asset value, beginning of period	$12.53	$12.92	$19.58	$19.10[3]
Net investment income[4]	0.29	0.72	1.05	0.02
Net realized and unrealized gain (loss) on investments	0.15	0.42	(5.91)	0.50
Total from investment operations	0.44	1.14	(4.86)	0.52
Less distributions to common shareholders
From net investment income	(0.72)[5]	(0.70)	(1.03)	—
From net realized gain	—	—	(0.38)	—
From tax return of capital	—	(0.83)	(0.39)	—
Total distributions	(0.72)	(1.53)	(1.80)	—
Anti-dilutive impact of repurchase plan	—	—[6,7]	—	—

Capital Charges
Offering costs related to common shares	—	—[6]	—	(0.04)
Net asset value, end of period	$12.25	$12.53	$12.92	$19.58
Per share market value, end of period	$12.73	$11.33	$11.00	$20.20
Total return at net asset value (%)[8]	3.37[10]	11.05	(25.56)	2.51[9,10]
Total return at market value (%)[8]	18.79[10]	17.94	(38.57)	1.00[10]

Ratios and supplemental data
Net assets applicable to common shares, end of period
(in millions)	$115	$117	$121	$171
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27[11]	1.29	1.23	1.46[11]
Expenses net of fee waivers and credits	1.27[11]	1.29	1.23	1.30[11]
Net investment income	4.56[11]	6.01	6.29	1.10[11]
Portfolio turnover (%)	49	126	195	3

1 Period from 9-26-07 (inception date) to 10-31-07.

2 Semiannual period from 11-1-09 to 4-30-10. Unaudited.

3 Reflects the deduction of a $0.90 per share sales load.

4 Based on the average daily shares outstanding.

5 A portion of the distributions may be deemed a tax return of capital at year-end.

6 Less than $0.005 per share.

7 The repurchase plan was completed at an average repurchase price of $11.09 for 17,400 shares. The redemption for the year ended October 31, 2009 was $192,900 and had a less than $0.005 NAV impact.

8 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

9 Total returns would have been lower had certain expenses not been reduced during the periods shown.

10 Not annualized.

11 Annualized.

See notes to financial statements	Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	13

Notes to financial statements

(unaudited)

Note 1 — Organization

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

The following is a summary of the values by input classification of the Fund’s investments as of April 30, 2010, by major security category or type:

			LEVEL 2	LEVEL 3
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERVABLE
	4-30-10	PRICE	INPUTS	INPUTS

Common Stocks
Australia	$2,108,299	—	$2,108,299	—
Belgium	2,390,456	—	2,390,456	—
Brazil	825,543	$825,543	—	—
Canada	3,191,170	3,191,170	—	—
France	9,732,827	—	9,732,827	—
Germany	1,596,955	—	1,596,955	—
Hong Kong	1,225,685	—	1,225,685	—
Italy	2,232,600	—	2,232,600	—
Netherlands	1,521,688	1,521,688	—	—
Norway	2,789,665	2,223,640	566,025	—
Philippines	1,214,784	1,214,784	—	—
Spain	3,471,200	—	3,471,200	—
Switzerland	4,033,646	—	4,033,646	—
United Kingdom	21,262,972	5,182,770	16,080,202	—
United States	51,901,017	51,901,017	—	—
Preferred Stocks
United States	680,863	680,863	—	—
Short-Term Investments	2,523,488	2,388,488	135,000

Total Investments in	$112,702,858	$69,129,963	$43,572,895	—
Securities
Other Financial	($275,040)	($275,040)	—	—
Instruments
Totals	$112,427,818	$68,854,923	$43,572,895	—

During the six-month period ended April 30, 2010, there were no significant transfers in/out of Level 1 and Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of non-U.S. securities, used in computing the net asset value of the Fund’s shares, are generally determined at these times. Significant market events that affect the values of non-U.S. securities may occur after the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees.

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	15

Repurchase agreements. The Fund may enter into repurchase agreements. When a Fund enters into a repurchase agreement it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than Funds that invest strictly in U.S. securities. Funds investing in a single country or in a limited geographic region tend to be riskier than funds that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $36,990,240 available to offset future net realized capital gains as of October 31, 2009. The loss carryforward of $36,990,240 expires on October 31, 2017.

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

16	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital. The final determination of tax characteristics of the Fund’s distribution will occur at the end of the year at which time it will be reported to shareholders.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to foreign currency transactions.

Note 3 — Derivative instruments

The Fund may invest in derivatives, including written options in order to meet its investment objectives. The Fund may use derivatives to manage against anticipated changes in securities markets, gain exposure to securities or indexes and enhance potential gains.

The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose a Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or by means of an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange, movements in underlying security values, and for written options, potential losses in excess of the fund’s initial investment.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	17

During the six-month period ended April 30, 2010, the Fund wrote option contracts to seek to enhance potential gain as well as reduce overall portfolio volatility. The following tables summarize the Fund’s written options activities during the six-month period ended April 30, 2010 and the contracts held at April 30, 2010.

				NUMBER OF
				CONTRACTS	PREMIUMS

Outstanding, beginning of period				1,500	$1,392,010
Options written				11,555	10,638,820
Option closed				(9,420)	(10,644,436)
Options exercised				(2,830)	(1,091,571)
Outstanding, end of period				805	$294,823

		EXPIRATION	NUMBER OF
NAME OF ISSUER	EXERCISE PRICE	DATE	CONTRACTS	PREMIUM	VALUE

CALLS
S&P 500 Index	$1,225	May 2010	335	$196,645	($167,500)
Morgan Stanley	640	May 2010	45	9,855	(3,713)
Technology Index
NASDAQ 100 Stock	2,100	May 2010	15	8,985	(6,360)
Index
S&P 400 Midcap	840	May 2010	35	17,815	(29,575)
Index
Dow Jones Industrial	114	May 2010	260	5,988	(5,720)
Average Index
Russell 2000 Index	730	May 2010	40	26,360	(41,360)
Philadelphia	405	May 2010	75	29,175	(20,812)
Semiconductor Index

Total			805	$294,823	($275,040)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at April 30, 2010 by risk category:

	STATEMENT OF ASSETS			LIABILITY
	AND LIABILITIES	FINANCIAL	ASSET DERIVATIVES	DERIVATIVES
RISK	LOCATION	INSTRUMENTS LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Written options,	Written options	—	($275,040)
at value

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six-month period ended April 30, 2010:

RISK	STATEMENT OF OPERATIONS LOCATION	WRITTEN OPTIONS

Equity Contracts	Net realized gain (loss) on	($963,184)

18	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six-month period ended April 30, 2010:

RISK	STATEMENT OF OPERATIONS LOCATION	WRITTEN OPTIONS

Equity Contracts	Change in unrealized	($907,202)
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a management fee to the Adviser equal to 1.00% annually of the Fund’s average daily gross assets. Gross assets of the Fund means total assets of the Fund, including any form of investment leverage. The Adviser has subadvisory agreements with Epoch Investment Partners, Inc. and with Analytic Investors, LLC. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the six-month period ended April 30, 2010 were equivalent to an annual effective rate of 1.00% of the Fund’s average daily net assets.

Accounting and legal services. Pursuant to the Service Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports amongst other services. The accounting and legal services fees incurred for the six-month period ended April 30, 2010, amounted to an effective rate of 0.02% of the Fund’s average daily net assets.

Trustees expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included in the accompanying Statement of Assets and Liabilities.

Note 6 — Fund share transactions

In December 2008, the Board of Trustees approved a share repurchase plan. Under the share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares. On December 8, 2009, the Board of Trustees approved the renewal of the Fund’s share repurchase plan. As renewed, the Fund may purchase, in the open market, up to an additional 10% of its outstanding common shares between January 1, 2010 and December 31, 2010 (based on common shares outstanding as of December 31, 2009). There was no activity under the share repurchase plan for the six-month period ended April 30, 2010.

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	19

Transactions in Fund shares for the six-month period ended April 30, 2010 and the year ended October 31, 2009 were as follows:

	For the six-month
	period ended 4-30-10		Year ended 10-31-09

	Shares	Amount	Shares	Amount
Shares issued	—	—	—	—
Offering costs related to common shares	—	—	—	($24,000)[1]
Distributions reinvested	39,231	$500,278	—	—
Repurchased	—	—	(17,400)	(192,900)

Net increase (decrease)	39,231	$500,278	(17,400)	($216,900)

[1]Offering costs related to the October 31, 2008 issuance of common shares.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $57,053,645 and $61,054,755, respectively, for the six-month period ended April 30, 2010.

20	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

Additional information

Unaudited

Investment objective and policy

The Fund’s investment objective is to provide a high level of total return consisting of a high level of current income and gains and long term capital appreciation. The Fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the federal income tax consequences on income and gains generated by the Fund. Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying stocks of issuers located throughout the world. The Fund also intends to write call options on a variety of both U.S. and non-U.S. broad-based indices.

Effective June 10, 2009, the Board approved a change in the Fund’s benchmark index from the S&P/Citigroup Developed Broad Market Index to the MSCI World Index. The Board also approved a conforming change to the Fund’s investment policies to reflect that Epoch Investment Partners, Inc. seeks to produce an efficient portfolio on a risk/return basis with a dividend yield that exceeds the dividend yield of the MSCI World Index, rather than the S&P/Citigroup Developed Broad Market Index.

Bylaws

Effective September 9, 2008, the Fund’s bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

Dividends and distributions

During the six-month period ended April 30, 2010, distributions totaling $0.720 per share were paid to common shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND[1]

December 31, 2009	$0.360
March 31, 2010	0.360
Total	$0.720

1A portion of the distribution may be deemed a tax return of capital at year-end.

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each shareholder will automatically have all distributions of dividends and capital gains reinvested by Mellon Bank, N.A., as Plan Agent (the Plan Agent), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifyingthe Plan Agent by telephone or byvisiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	21

in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

22	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 358015, Pittsburgh, PA 15252-8015 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting (unaudited)

The Fund held its Annual Meeting of Shareholders on January 22, 2010. The following action was taken by the shareholders:

Proposal: Election of four (4) Trustees to serve for a three-year term ending at the Annual Meeting of Shareholders in 2013. The votes cast with respect to each Trustee are set forth below:

THE PROPOSAL PASSED FOR ALL TRUSTEES ON JANUARY 22, 2010.

	TOTAL VOTES FOR	TOTAL VOTES WITHHELD
	THE NOMINEE	FROM THE NOMINEE

James R. Boyle	7,519,902	89,048
Deborah C. Jackson	7,476,013	132,937
Patti McGill Peterson	7,505,047	103,903
Steven R. Pruchansky	7,524,734	84,216

The following seven Trustees of the Fund were not up for election and remain in office: James F. Carlin, William H. Cunningham, Charles L. Ladner, Stanley Martin, John A. Moore, Gregory A. Russo and John G. Vrysen.

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	23

More information

Trustees	Officers	Investment adviser
Patti McGill Peterson,	Keith F. Hartstein	John Hancock Advisers, LLC
Chairperson	President and
James R. Boyle†	Chief Executive Officer	Subadvisers
James F. Carlin		Epoch Investment Partners, Inc.
William H. Cunningham	Andrew G. Arnott	Analytic Investors, LLC
Deborah C. Jackson*	Chief Operating Officer
Charles L. Ladner		Custodian
Stanley Martin*	Thomas M. Kinzler	State Street Bank and
Dr. John A. Moore	Secretary and	Trust Company
Steven R. Pruchansky*	Chief Legal Officer
Gregory A. Russo		Transfer agent
John G. Vrysen†	Francis V. Knox, Jr.	Mellon Investor Services
Chief Compliance Officer
*Member of the Audit Committee		Legal counsel
†Non-Independent Trustee	Charles A. Rizzo	K&L Gates LLP
Chief Financial Officer
Stock symbol
	Salvatore Schiavone	Listed New York Stock
	Treasurer	Exchange: HTY

For shareholder assistance refer to page 23

You can also contact us:	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on FormN-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 toreceive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

24	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P14SA 4/10
6/10

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)	REGISTRANT PURCHASES OF EQUITY SECURITIES

Maximum
Number
			Total Number of	of Shares
			Shares	that May
	Total Number		Purchased	Yet Be
	of	Average	as Part of	Purchased
	Shares	Price	Publicly	Under the
Period	Purchased *	per Share	Announced Plan	Plan

November 1, 2009 to
November 30, 2009	0	0	0	917,600

December 1, 2009 to
December 31, 2009	0	0	0	933,260

January 1, 2010 to
January 31, 2010	0	0	0	933,260

February 1, 2010 to
February 28, 2010	0	0	0	933,260

March 1, 2010
to March 31, 2010	0	0	0	933,260

April 1, 2010 to
April 30, 2010	0	0	0	933,260

Total	0	0

* In December 2008, the Board of Trustees approved a share repurchase plan. Under the plan, the Fund may purchase, in the open market, up to 10% of the Fund’s outstanding common shares. On December 8, 2009, the Board of Trustees approved the renewal of the Fund’s share repurchase plan. As renewed, the Fund may purchase, in the open market, up to an additional 10% of its outstanding common shares between January 1, 2010 and December 31, 2010 (based on common shares outstanding as of December 31, 2009). There was no activity under the share repurchase plan for the six-month period ended April 30, 2010.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By: /s/ Keith F. Hartstein
------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date: June 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date: June 22, 2010

By: /s/ Charles A. Rizzo
---------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: June 22, 2010